Exhibit 10.12

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PACIFIC VENTURES GROUP, INC.

SENIOR SECURED REDEEMABLE DEBENTURE

Dated as of: December __, 2019	Principal Amount: $1,500,000.00
Effective Date: December __, 2019
Maturity Date: June __, 2020

This SENIOR SECURED REDEEMABLE DEBENTURE (the “Debenture”) is issued, dated and effective as of December __, 2019 (the “Effective Date”), by PACIFIC VENTURES GROUP, INC., a corporation incorporated under the laws of the State of California (the “Company”), to TCA SPECIAL SITUATIONS CREDIT STRATEGIES ICAV, an Irish collective asset vehicle (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended. This Debenture is issued in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company, the Holder and certain other parties thereto (the “Purchase Agreement”). All capitalized terms used in this Debenture and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

ARTICLE I

Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder, by no later than June __, 2020 (the “Maturity Date”), in immediately available and lawful money of the United States of America, One Million Five Hundred Thousand and No/100 United States Dollars ($1,500,000.00), together with interest on the outstanding principal amount under this Debenture, at the rate of 12 Percent (12%) per annum (the “Interest Rate”) from the Effective Date, until paid, as more specifically provided below.

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Section 1.02 Optional Redemption Prior to Maturity. The Company, at its option, shall have the right to redeem this Debenture in full and for cash, at any time prior to the Maturity Date, with three (3) business days advance written notice (the “Redemption Notice”) to the Holder. The amount required to redeem this Debenture in full pursuant to this Section 1.02 shall be equal to: (i) the aggregate principal amount then outstanding under this Debenture; plus all accrued and unpaid interest due under this Debenture as of the redemption date; plus (ii) all other costs, fees and charges due and payable hereunder or under any other “Transaction Documents” (as hereinafter defined)(collectively, the “Redemption Amount”). The Company shall deliver the Redemption Amount to the Holder on the third (3rd) business day after the date of the Redemption Notice.

Section 1.03 Mandatory Redemption at Maturity. On the Maturity Date, the Company shall redeem this Debenture for the Redemption Amount, which Redemption Amount shall be due and payable to the Holder by no later than 2:00 P.M. EST, on the Maturity Date.

Section 1.04 Payments.

(1) Payments. The Company shall pay all principal and interest to the Holder, on the Maturity Date. In the event such day is not a Business Day, then said payment shall be due on the first Business Day thereafter occurring.

(2) Interest Calculations; Payment Application. Unpaid interest shall be capitalized into the principal balance hereof on a monthly basis. Interest shall be calculated on the basis of a 360-day year, and shall accrue daily on the outstanding principal amount outstanding from time to time (including, for the avoidance of doubt, any increase in the outstanding principal amount due to the capitalization of interest) for the actual number of days elapsed, commencing on the Effective Date until payment in full of the outstanding principal, together with all accrued and unpaid interest and other amounts which may become due hereunder or under any Transaction Documents, has been made. All payments received and actually collected by Holder hereunder shall be applied first to any costs and expenses due or incurred hereunder or under any other Transaction Documents, second to accrued and unpaid interest hereunder, and last to reduce the outstanding principal balance of this Debenture.

(3) Late Fee. If all or any portion of the payments of principal, interest or other charges due hereunder are not received by the Holder within five (5) days of the date such payment is due, then the Company shall pay to the Holder a late charge (in addition to any other remedies that Holder may have) equal to five percent (5%) of each such unpaid payment or sum. Any payments returned to Holder for any reason must be covered by wire transfer of immediately available funds to an account designated by Holder, plus a $100.00 administrative fee charge. Holder shall have no responsibility or liability for payments purportedly made hereunder but not actually received by Holder; and the Company shall not be discharged from the obligation to make such payments due to loss of same in the mails or due to any other excuse or justification ultimately involving facts where such payments were not actually received by Holder.

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Section 1.05. Manner of Payments. All sums payable to the order of Holder hereunder shall be payable by ACH transfer of lawful dollars of the United States of America to the ACH instructions set forth below, or at such place as Holder, from time to time, may designate in writing. ACH Instructions for all sums due and payable hereunder are as follows:

Bank Name:
Bank Address:
Beneficiary Account Name:
Beneficiary Account Number:
ACH Transfer/Routing Number:
SWIFT:

ARTICLE II

Section 2.01 Secured Nature of Debenture. This Debenture is being issued in connection with the Purchase Agreement. The indebtedness evidenced by this Debenture is also secured by all of the assets and property of the Credit Parties and various other instruments and documents referred to in the Purchase Agreement as the “Transaction Documents”. All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in any of the Transaction Documents which are to be kept and performed by the Credit Parties are hereby made a part of this Debenture to the same extent and with the same force and effect as if they were fully set forth herein, and the Company covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

ARTICLE III

Section 3.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (i) any Credit Party shall fail to pay any interest, principal or other charges due under this Debenture or any other Transaction Documents on the date when any such payment shall be due and payable; (ii) any Credit Party makes an assignment for the benefit of creditors; (iii) any order or decree is rendered by a court which appoints or requires the appointment of a receiver, liquidator or trustee for any Credit Party, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (iv) any order or decree is rendered by a court adjudicating any Credit Party insolvent, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (v) any Credit Party files a petition in bankruptcy under the provisions of any bankruptcy law or any insolvency act; (vi) any Credit Party admits, in writing, its inability to pay its debts as they become due; (vii) a proceeding or petition in bankruptcy is filed against any Credit Party and such proceeding or petition is not dismissed within thirty (30) days from the date it is filed; (viii) any Credit Party files a petition or answer seeking reorganization or arrangement under the bankruptcy laws or any law or statute of the United States or any other foreign country or state; (ix) any written warranty, representation, report, certification, certificate or statement of any Credit Party in this Debenture, the Purchase Agreement or any other Transaction Document or any other agreement with Holder shall be false or misleading in any material respect when made or deemed made; (x) any Credit Party shall fail to perform, comply with or abide by any of the stipulations, agreements, conditions and/or material covenants contained in this Debenture, the Purchase Agreement or any of the other Transaction Documents on the part of any Credit Party to be performed complied with or abided by, and such failure continues or remains uncured for fifteen (15) days following written notice from the Holder to the Company, and (xi) the Equity Offering shall not have occurred within one hundred (120) days of the Effective Date.

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Section 3.02 Remedies. Upon the occurrence of an Event of Default that is not timely cured within an applicable cure period hereunder, the interest on this Debenture shall immediately accrue at an interest rate equal to the lesser of (i) twenty-two percent (22%) per annum or (ii) the maximum interest rate allowable by law, and, in addition to all other rights or remedies the Holder may have, at law or in equity, the Holder may, in its sole discretion, accelerate full repayment of all principal amounts outstanding hereunder, together with accrued interest thereon, together with all attorneys’ fees, paralegals’ fees and costs and expenses incurred by the Holder in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company hereunder and under the Transaction Documents, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Debenture or any of the other Transaction Documents. In connection with the Holder’s rights hereunder upon an Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

ARTICLE IV

Section 4.01 Usury/High-Interest Savings Clause. Notwithstanding any provision in this Debenture or the other Transaction Documents, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Debenture or any other applicable law. EACH OF THE CREDIT PARTIES UNDERSTANDS AND ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW AND DISCUSS THE OPERATION OF THIS DEBENTURE, ANY FEES, INTEREST, OR OTHER CHARGES OCCASIONED IN THE TRANSACTION DOCUMENTS WITH A COMPETENT ATTORNEY OF THEIR CHOOSING, AND DOES IN FACT UNDERSTAND THEIR OPERATION AND THUS AGREES THAT IT IS NOT THE HOLDER’S INTENT TO CHARGE ANY AMOUNT, FEE, OR INTEREST HIGHER THAN THAT PERMITTED UNDER APPLICABLE LAW, AND THAT IN FACT, THE OBLIGATIONS AND EFFECT OF THE TRANSACTION DOCUMENTS DO NOT CALL FOR THE PAYMENT OF ANY AMOUNT, FEE, INTEREST OR CHARGE GREATER THAN THAT PERMITTED BY APPLICABLE LAW. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Debenture or any other applicable laws, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance of this Debenture immediately upon receipt of such sums by the Holder, with the same force and effect as though the Borrower had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Holder had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Borrower, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance. It is the intention of the parties that the Borrower does not intend or expect to pay nor does the Holder intend or expect to charge or collect any interest under this Debenture greater than the highest legal, non-usurious rate of interest which may be charged under applicable law.

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ARTICLE V

Section 5.01 No Exemption. To the extent possible pursuant to applicable rules, regulations and laws, the Company hereby waives and releases all benefit that might accrue to the Company by virtue of any present or future laws exempting any property that may serve as security for this Debenture, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, exemption from civil process, or extension of time for payment; and the Company agrees that, to the extent possible pursuant to applicable rules, regulations and laws, any property that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order or manner desired by Holder.

Section 5.02 Exercise of Remedies. The remedies of the Holder as provided herein and in any of the other Transaction Documents shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

Section 5.03 WAIVER OF CLAIMS AND DEFENSES. THE CREDIT PARTIES WAIVE EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE CREDIT PARTIES MAY NOW HAVE AS OF THE DATE HEREOF, OR AS THEY MAY IN THE FUTURE COME TO HAVE, TO ANY ACTION BY HOLDER IN ENFORCING THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENTS — OTHER THAN FOR SET OFF TO ESTABLISH THE AMOUNTS DUE AND PAID IN RESPECT OF THE DEBENTURES. THE CREDIT PARTIES UNDERSTAND AND AGREE THAT THEY ARE WAIVING DEFENSES AND CLAIMS WHICH MAY NOT YET HAVE ACCRUED OR OF WHICH THEY MAY NOT YET BE AWARE AS MATERIAL INDUCEMENT FOR HOLDER PURCHASING THIS DEBENTURE, ENTERING THE OTHER TRANSACTION DOCUMENTS AND GRANTING ANY FINANCIAL ACCOMMODATION TO THE CREDIT PARTIES. THIS PROVISION IS INTENDED TO BE CONSTRUED AS BROADLY AS PERMISSIBLE UNDER APPLICABLE LAW. FURTHER, EACH OF THE CREDIT PARTIES UNDERSTANDS AND ACKNOWLEDGES THAT THE AGENTS AND REPRESENTATIVES OF THE HOLDER DO NOT HAVE AUTHORITY TO MAKE ANY STATEMENTS, PROMISES OR REPRESENTATIONS IN CONFLICT WITH OR IN ADDITION TO THE INFORMATION CONTAINED IN THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT, AND BY ITS ACCEPTANCE HEREOF HOLDER HEREBY SPECIFICALLY DISCLAIMS ANY RESPONSIBILITY FOR ANY SUCH STATEMENTS, PROMISES OR REPRESENTATIONS. BY EXECUTION OF THIS DEBENTURE, EACH CREDIT PARTY ACKNOWLEDGES THAT HE/SHE/IT HAS NOT RELIED UPON SUCH STATEMENTS, PROMISES OR REPRESENTATIONS, IF ANY, AND WAIVES ANY RIGHTS, DEFENSES, OR CLAIMS ARISING FROM ANY SUCH STATEMENTS, PROMISES OR REPRESENTATIONS.

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Section 5.04 No Waiver. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

ARTICLE VI

Section 6.01 Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Debenture shall be made in accordance with the terms of the Purchase Agreement.

Section 6.02 MANDATORY FORUM SELECTION. TO INDUCE HOLDER TO PURCHASE THIS DEBENTURE, EACH OF THE CREDIT PARTIES IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS DEBENTURE OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS DEBENTURE ANY OTHER TRANSACTION DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL, EXCEPT AS HEREINAFTER PROVIDED, BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA; PROVIDED, HOWEVER, HOLDER MAY, AT HOLDER’S SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. EACH OF THE CREDIT PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING IT SITUS IN SUCH COUNTY (OR TO ANY JURISDICTION OR VENUE, IF HOLDER SO ELECTS), AND EACH OF THE CREDIT PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

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Section 6.03 WAIVER OF PERSONAL SERVICE. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY FEDERAL EXPRESS, DIRECTED TO THE BORROWER, AS SET FORTH AND ACCORDING TO THE TERMS IN THE NOTICE PROVISIONS HEREIN. EACH OF THE CREDIT PARTIES AGREES THAT NO ACKNOWLEDGMENT OF ACTUAL RECEIPT OF PROCESS IS REQUIRED AND SERVICE WILL BE DEEMED EFFECTIVE PURSUANT TO TERMS OF NOTICE PROVISIONS CONTAINED HEREIN. SERVICE MAY ALSO BE MADE IN ANY MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

Section 6.04 Governing Law. Except in the case of the Mandatory Forum Selection Clause in Section 6.02 above, which clause shall be governed and interpreted in accordance with Florida law, this Debenture and the Transaction Documents shall be delivered and accepted in, and shall be deemed to be contracts made under and governed by, the internal laws of the State of Wyoming, and for all purposes shall be construed in accordance with the laws of the State of Wyoming, without giving effect to the choice of law provisions of such State. The governing law provisions of this Section 6.04 are a material inducement for Holder to purchase this Debenture, and the Borrower hereby agrees, acknowledges and understands that the Holder would not have purchased this Debenture, without the full agreement and consent of the Credit Parties, with full knowledge and understanding, that except in the case of the Mandatory Forum Selection Clause in Section 6.02 above, which clause shall be governed and interpreted in accordance with Florida law, this Debenture, and each of the Transaction Documents, shall be governed by the internal laws of the State of Wyoming, and for all purposes shall be construed in accordance with the laws of the State of Wyoming, without giving effect to the choice of law provisions. In this regard, each of the Credit Parties hereby acknowledges that it has reviewed this Debenture and all Transaction Documents, and specifically, this Section 6.04, with competent counsel selected by the Credit Parties, and in that regard, each of the Credit Parties fully understands the choice of law provisions set forth in this Section. In addition, each of the Credit Parties agree, and acknowledge that it has had an opportunity to negotiate the terms and provisions of this Debenture and the other Transaction Documents with and through its counsel, and that the Credit Parties have sufficient leverage and economic bargaining power, and have used such leverage and economic bargaining power, to fairly and fully negotiate this Debenture and the other Transaction Documents in a manner that is acceptable to the Credit Parties. Moreover, because of the material nature of this choice of law provision in inducing Holder to purchase this Debenture, each of the Credit Parties hereby fully and absolutely waives any and all rights to make any claims, counterclaims, defenses, to raise or make any arguments (including any claims, counterclaims, defenses, or arguments based on grounds of public policy, unconscionability, or implied covenants of fair dealing and good faith), or to otherwise undertake any litigation strategy or maneuver of any nature or kind that would result in, or which otherwise seeks to, invalidate this choice of law provision, or that would otherwise result in or require the application of the laws of any other State other than the State of Wyoming in the interpretation or governance of this Debenture or any other Transaction Documents (except for the Mandatory Forum Selection clause in Section 6.2 hereof). Each of the Credit Parties has carefully considered this Section 6.04 and has carefully reviewed its application and effect with competent counsel, and in that regard, fully understands and agrees that Holder would not have purchased this Debenture without the express agreement and acknowledgement of each of the Credit Parties to this choice of law provision, and the express waivers set forth herein.

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Section 6.05 Severability. In the event any one or more of the provisions of this Debenture shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Debenture operates or would prospectively operate to invalidate this Debenture, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Debenture. The remaining provisions of this Debenture shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

Section 6.06 Entire Agreement. This Debenture and the other Transaction Documents: (i) are valid, binding and enforceable against the Credit Parties and Holder in accordance with their provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties; and (iii) are the final expression of the intentions of the Credit Parties and Holder. No promises, either expressed or implied, exist between the Credit Parties and Holder, unless contained herein or in the Transaction Documents. This Debenture and the Transaction Documents supersede all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. EACH CREDIT PARTY ACKNOWLEDGES THAT HE/SHE/IT HAS NOT RELIED UPON ANY STATEMENTS, PROMISES OR REPRESENTATIONS, IF ANY, THAT ARE NOT CONTAINED WITHIN THIS DEBENTURE OR IN ANY OTHER THE TRANSACTION DOCUMENT AND WAIVES ANY RIGHTS, DEFENSES, OR CLAIMS ARISING FROM ANY SUCH STATEMENTS, PROMISES OR REPRESENTATIONS.

Section 6.07 Amendments; Waivers. No promises of future action, amendment, modification, forbearance, termination, discharge or waiver of any provision of this Debenture or of the Transaction Documents, nor any consent to any departure from the terms of this Debenture or any other Transaction Document, by the Credit Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by Holder, and then such waiver or consent shall be effective only for the specific purpose for which given. This Debenture does not permit implied amendments based upon course of dealing or silence or oral representations of any sort.

Section 6.08 Binding Effect. This Debenture shall be binding upon the Credit Parties and the successors and assigns of any Credit Party and shall inure to the benefit of the Holder and the successors and assigns of the Holder.

Section 6.09 Assignment. The Holder may from time to time sell or assign, in whole or in part, or grant participations in, this Debenture and/or the obligations evidenced hereby without the consent of the Credit Parties. The holder of any such sale, assignment or participation, if the applicable agreement between Holder and such holder o provides, shall be: (i) entitled to all of the rights obligations and benefits of Holder (to the extent of such holder’s interest or pa1ticipation); and (ii) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to any Credit Parties (to the extent of such holder s interest or participation), in each case as fully as though the Credit Parties was directly indebted to such holder. Holder shall give written notice to a Credit Party of such sale, assignment or participation.

Section 6.10 Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed the Credit Parties shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture or in lieu of or in substitution for a lost, stolen or destroyed Debenture a new Debenture for the principal amount of this Debenture so mutilated, lost stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

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Section 6.11 WAIVER OF JURY TRIAL. EACH CREDIT PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THIS DEBENTURE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF OR BETWEEN ANY PARTY HERETO, AND EACH CREDIT PARTY AGREES AND CONSENTS TO THE GRANTING TO HOLDER OF RELIEF FROM ANY STAY ORDER WHICH MIGHT BE ENTERED BY ANY COURT AGAINST HOLDER AND TO ASSIST HOLDER IN OBTAINING SUCH RELIEF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER ACCEPTING THIS DEBENTURE FROM THE COMPANY. THE CREDIT PARTIES’ REASONABLE RELIANCE UPON SUCH INDUCEMENT I HEREBY ACKNOWLEDGED.

Section 6.12 WAIVER AND RELEASE. IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS MADE HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AND INTENDING TO BE LEGALLY BOUND HEREBY, EACH CREDIT PARTY HEREBY AGREES TO FULLY, FINALLY AND FOREVER RELEASE AND FOREVER DISCHARGE AND COVENANT NOT TO SUE THE HOLDER INDEMNITEES, AND EACH ONE OF THEM, FROM ANY AND ALL DEBTS, FEES, ATTORNEYS’ FEES, LIENS, COSTS, EXPENSES, DAMAGES, SUMS OF MONEY, ACCOUNTS, BONDS, BILLS, COVENANTS, PROMISES, JUDGMENTS, CHARGES, DEMANDS, CLAIMS, CAUSES OF ACTION, PROCEEDINGS, SUITS, LIABILITIES, EXPENSES, OBLIGATIONS OR CONTRACTS OF ANY KIND WHATSOEVER, WHETHER IN LAW OR IN EQUITY, WHETHER ASSERTED OR UNASSERTED, WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, UNDER STATUTE OR OTHERWISE, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE AND FROM THE EFFECTIVE DATE THROUGH THE FUTURE, INCLUDING ANY AND ALL CLAIMS RELATING TO OR ARISING OUT OF ANY FINANCING TRANSACTIONS, CREDIT FACILITIES, NOTES, DEBENTURES, SECURITY AGREEMENTS, AND OTHER AGREEMENTS, INCLUDING EACH OF THE TRANSACTION DOCUMENTS, ENTERED INTO BY THE CREDIT PARTIES WITH HOLDER. WITHOUT IN ANY MANNER LIMITING THE GENERALITY OF THE FOREGOING RELEASE, EACH OF THE CREDIT PARTIES HEREBY AGREES AND ACKNOWLEDGES THAT THEY ARE RELEASING ANY CLAIMS THEY HAVE NOW WHICH HAVE ACCRUED OR WHICH MAY ACCRUE IN THE FUTURE, SPECIFICALLY INCLUDING BUT NOT LIMITED TO: (A) ANY AND ALL CLAIMS REGARDING OR RELATING TO THE ENFORCEABILITY OF THE TRANSACTION DOCUMENTS AS AGAINST ANY OF THE CREDIT PARTIES; (B) ANY AND ALL CLAIMS REGARDING, RELATING TO, OR OTHERWISE CHALLENGING THE GOVERNING LAW PROVISIONS OF THE TRANSACTION DOCUMENTS ; (C) ANY AND ALL CLAIMS REGARDING OR RELATING TO THE AMOUNT OF PRINCIPAL, INTEREST, FEES OR OTHER OBLIGATIONS DUE FROM ANY OF THE CREDIT PARTIES TO THE HOLDER UNDER ANY OF THE TRANSACTION DOCUMENTS ; (D) ANY AND ALL CLAIMS REGARDING OR RELATING TO THE HOLDER’S CONDUCT OR HOLDER’S FAILURE TO PERFORM ANY OF HOLDER’S COVENANTS OR OBLIGATIONS UNDER ANY OF THE TRANSACTION DOCUMENTS; (E) ANY AND ALL CLAIMS REGARDING OR RELATING TO ANY DELIVERY OR FAILURE TO DELIVER ANY NOTICES BY THE HOLDER TO THE CREDIT PARTIES; (F) ANY AND ALL CLAIMS REGARDING OR RELATING TO ANY FAILURE BY THE HOLDER TO FUND ANY ADVANCES OR OTHER AMOUNTS UNDER ANY OF THE TRANSACTION DOCUMENTS; (G) ANY AND ALL CLAIMS REGARDING OR RELATING TO ANY ADVISORY OR INVESTMENT BANKING SERVICES (OR THE LACK THEREOF) PROVIDED BY THE HOLDER TO ANY OF THE CREDIT PARTIES FOR WHICH ANY ADVISORY OR INVESTMENT BANKING FEES MAY BE DUE AND OWING AND INCLUDED WITHIN THE OBLIGATIONS; AND (H) ANY AND ALL CLAIMS BASED ON GROUNDS OF PUBLIC POLICY, UNCONSCIONABILITY, OR IMPLIED COVENANTS OF FAIR DEALING AND GOOD FAITH – OTHER THAN THOSE DEEMED NON-WAIVABLE BY LAW OR APPLICABLE PUBLIC POLICY. THE CREDIT PARTIES FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS GOVERNING THE TRANSACTION DOCUMENTS, AND THESE RELEASED CLAIMS INCLUDE CLAIMS THAT THE CREDIT PARTIES DO NOT KNOW OR SUSPECT TO EXIST, WHETHER THROUGH IGNORANCE, OVERSIGHT, ERROR, NEGLIGENCE, OR OTHERWISE, AND WHICH, IF KNOWN, WOULD MATERIALLY AFFECT THEIR DECISION TO EXECUTE THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT. THE CREDIT PARTIES UNDERSTAND THAT THEY COULD HAVE CLAIMS ACCRUE IN THE FUTURE IN CONNECTION HEREWITH, BUT VOLUNTARILY ELECT TO RELEASE THOSE CLAIMS NOW AS AN INDUCEMENT TO THE FINANCIAL ACOMMODATIONS PROVIDED HERE BY THE HOLDER. THE FOREGOING WAIVERS AND RELEASES BY THE CREDIT PARTIES ARE A MATERIAL INDUCEMENT FOR THE HOLDER TO PURCHASE THIS DEBENTURE, AND THE HOLDER’S AGREEMENT TO PURCHASE THIS DEBENTURE IS SEPARATE AND MATERIAL CONSIDERATION TO THE CREDIT PARTIES FOR THE WAIVERS AND RELEASES CONTAINED HEREIN, THE RECEIPT AND SUFFICIENCY OF SUCH CONSIDERATION IS HEREBY ACKNOWLEDGED BY THE CREDIT PARTIES. IN ADDITION, EACH OF THE CREDIT PARTIES AGREES AND ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO NEGOTIATE THIS SPECIFIC WAIVER AND RELEASE PROVISION OF THIS DEBENTURE, WITH AND THROUGH THEIR OWN COMPETENT COUNSEL. THE FOREGOING WAIVERS AND RELEASES SHALL SURVIVE THE TERMINATION OF THIS DEBENTURE OR ANY OF THE OTHER TRANSACTION DOCUMENTS, AND REPAYMENT OF THE OBLIGATIONS.

Section 6.13 NON-US STATUS. THE HOLDER IS A NON-US PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD ONLY TO NON-U.S. PERSON. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW. BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANT THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(8)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATE PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

[signature page follows]

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IN WITNESS WHEREOF with the intent to be legally bound hereby, the Company has executed this Senior Secured Redeemable Debenture as of the date first written above.

PACIFIC VENTURES GROUP, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ________________)

     ) SS.

COUNTY OF ______________)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, the Chief Executive Officer of Pacific Ventures Group, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

10

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

SEAPORT GROUP INDUSTRITES, LLC

By:
Name:	Shannon Masjedi
Title:	Manager

STATE OF ________________ )

     ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, a Manager of Seaport Group Industries, LLC, a California limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

11

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

TCA ROYALTY FOODS I, LLC

By:
Name:	Shannon Masjedi
Title:	Manager

STATE OF ________________ )

      ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, a Manager of TCA Royalty Foods I, LLC, a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

12

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

SNOBAR HOLDINGS, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ________________ )

      ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, the Chief Executive Officer of Snobar Holdings, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

13

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

SNOBAR TRUST

By:
Name:	Azizollah Masjedi
Title:	Trustee

STATE OF ________________ )

     ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Azizollah Masjedi, the Trustee of Snobar Trust, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

14

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

INTERNATIONAL PRODUCTION IMPEX CORP.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ________________ )

      ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, the Chief Executive Officer of International Production Impex Corp.., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

15

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured redeemable debenture to the same extent as if the undersigned were a party to said senior secured redeemable debenture.

GUARANTOR:

MAS GLOBAL DISTRIBUTORS, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ________________ )

     ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, the Chief Executive Officer of MAS Global Distributors, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

16